POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre-Effective Amendment No. 1 to its Registration Statement.

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Pre Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused it names to be subscribed hereto by the President this 18th day of March, 1998.



ATTEST:                                    Securities Management & Timing Funds


/s/ Richard M. Pauly                       /s/ Craig M. Pauly
--------------------                       ------------------
RICHARD M. PAULY, Secretary                CRAIG M. PAULY, President


STATE OF MICHIGAN                           )
                                            )  ss:
COUNTY OF GRAND TRAVERSE                    )

         Before me, a Notary Public, in and for said county and state, personally appeared CRAIG M. PAULY, President and RICHARD M. PAULY, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the person described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.


         WITNESS my hand and official seal this 18th day of March, 1998



                                                         /s/ Tina C. Partlo
                                                         ------------------
                                                              Notary Public

                                                Tina C. Partlo, Notary Public
                                                Grand Traverse County, Michigan
                                                Commission Expires:  2/27/2002

                                   CERTIFICATE



         The undersigned, Secretary of Securities Management & Timing Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by Action by Unanimous Consent of Trustees dated March 18, 1998, and is in full force and effect:

                  "WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940,Pre-Effective Amendment No. 1 to, its Registration Statement.

                  NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Pre Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  March 18, 1998                     /s/Richard M. Pauly
                                           --------------------
                                           Richard M. Pauly, Secretary
                                           Securities Management & Timing Funds

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, Securities Management & Timing Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre Effective Amendment No. 1 to its Registration Statement; and


         WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;


         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Pre Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 1998.



                                   /s/ Craig M. Pauly
                                   ------------------
                                   CRAIG M. PAULY, Trustee, President and
                                    Treasurer


STATE OF MICHIGAN                           )
                                            )  ss:
COUNTY OF GRAND TRAVERSE                    )

         Before me, a Notary Public, in and for said county and state, personally appeared CRAIG M. PAULY, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.


         WITNESS my hand and official seal this 18th day of March, 1998





                                                         /s/ Tina C. Partlo
                                                         ------------------
                                                              Notary Public

                                                Tina C. Partlo, Notary Public
                                                Grand Traverse County, Michigan
                                                Commission Expires:  2/27/2002